EXHIBIT

10.6

_____________________________________________________________________________

Employment Agreement

Jeff Turner

Chief Legal Counsel

Groovy Company, Inc. (GROO)  |  Annual Report on Form 10-K  |  Fiscal Year Ended December 31, 2025

EMPLOYMENT AGREEMENT

Groovy Company, Inc., d/b/a OTCM Protocol  -  Jeff Turner  -  Chief Legal Counsel

Effective Date: January 1, 2026

This Employment Agreement (“Agreement”) is entered into as of January 1, 2026 (“Effective Date”), between GROOVY COMPANY, INC., a Wyoming corporation, d/b/a OTCM Protocol (“Company”), and JEFF TURNER (“Executive”).

WHEREAS, the Company desires to employ the Executive as Chief Legal Counsel to navigate the complex intersection of federal securities law, blockchain regulatory frameworks, and digital asset compliance; and

WHEREAS, the Executive desires to accept such employment under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants herein, the parties agree as follows:

ARTICLE I: EMPLOYMENT AND TERM

1.1  Position

The Company hereby employs the Executive as Chief Legal Counsel (“CLC”), reporting directly to the Chief Executive Officer and the Board of Directors.

1.2  Term

This Agreement shall commence on January 1, 2026 and continue for an initial term of TEN (10) YEARS through December 31, 2035, unless earlier terminated in accordance with Article VII.

1.3  Location

The Executive’s principal place of employment shall be at the Company’s headquarters, with travel as required for regulatory proceedings, client meetings, and industry events.

ARTICLE II: DUTIES AND RESPONSIBILITIES

2.1  Primary Legal Leadership

The Executive shall serve as the Company’s chief legal officer with responsibility for all legal, regulatory, and compliance matters, including:

A.  SEC Regulatory Compliance & Public Company Law

•Oversee all SEC reporting obligations under Section 15(d), including preparation and review of annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K

•Ensure compliance with Sarbanes-Oxley Act requirements, including SOX Section 302 and 906 CEO/CFO certifications

•Manage Regulation D Rule 506(c) Security Token Offering (STO) legal compliance and EDGAR filing obligations

•Administer the Company’s Insider Trading Policy (OTCM-POL-ITP-001) and serve as Compliance Officer thereunder

•Support restoration of Rule 15c2-11 eligibility through the Form 211 filing with FINRA

B.  Tokenized Securities Legal Framework

•Provide legal guidance on the Company’s SEC Category 1 issuer-authorized tokenization framework (SEC Joint Staff Statement, January 28, 2026)

•Monitor evolving SEC, CFTC, and FinCEN digital asset regulatory developments

•Manage the Company’s Wyoming Digital Asset Corporation registration and state law compliance

•Coordinate with the SEC Crypto Task Force on the Company’s formal regulatory submissions

•Draft and review all tokenization agreements, custody agreements, and issuer onboarding documentation

C.  Corporate Governance & Entity Management

•Maintain the Company’s corporate records, minute books, stock ledgers, and Board resolutions

•Draft, review, and maintain all corporate governance documents including Articles of Incorporation, Bylaws, and Board committee charters

•Advise the Board on fiduciary duties, related-party transaction review, and corporate governance best practices

•Oversee legal structure of subsidiaries: Santo Blockchain Labs de Colombia S.A.S. and BlackFlamingo Ventures LLC

•Administer equity issuances, stock option plans, and employment agreement equity provisions

D.  Contracts, IP & Commercial Law

•Draft, review, and negotiate all material contracts, including partnership, vendor, and platform service agreements

•Oversee protection and enforcement of the Company’s intellectual property and USPTO trademark filings

•Review and maintain the IP Assignment Agreement with Franjose Yglesias (dated June 12, 2025)

•Manage outside counsel relationships and legal expense budgeting

E.  Litigation, Disputes & Risk Management

•Oversee all litigation matters, regulatory investigations, and dispute resolution proceedings

•Advise on risk management, indemnification, and D&O insurance matters

•Develop and implement legal risk mitigation strategies for the Company’s blockchain platform operations

F.  BSA/AML, KYC & Regulatory Affairs

•Oversee legal compliance with the Bank Secrecy Act, FinCEN regulations, OFAC sanctions programs, and state money transmission laws

•Advise on KYC/AML program design and implementation within the OTCM Protocol platform

•Monitor and advise on federal and state digital asset legislation

2.2  Devotion of Time

The Executive shall devote substantially all of their business time, attention, and efforts to the performance of their duties, except for permitted outside activities approved by the CEO.

2.3  Compliance with Policies

The Executive agrees to comply with all applicable professional responsibility rules, Company policies, and applicable bar association ethical rules.

ARTICLE III: COMPENSATION

3.1  Base Salary

The Company shall pay the Executive an annual base salary of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), payable in accordance with the Company’s normal payroll practices, subject to annual review by the Compensation Committee.

3.2  Annual Bonus

The Executive shall be eligible for an annual performance bonus with a target of up to 30% of base salary, based on achievement of performance metrics established by the Compensation Committee.

3.3  Equity Compensation

The Executive shall be entitled to equity compensation in the form of Series A Preferred Stock as separately agreed between the parties and approved by the Board of Directors.

3.4  Change in Control

In the event of a Change in Control, all unvested equity shall immediately vest and the Executive shall be entitled to severance as specified in Article VII.

ARTICLE IV: BENEFITS

4.1  Employee Benefits

The Executive shall be entitled to participate in all employee benefit plans generally available to senior executives, including:

•Comprehensive health, dental, and vision insurance

•401(k) retirement plan with company matching

•Life and disability insurance

•Directors and Officers (D&O) liability insurance

4.2  Vacation

The Executive shall be entitled to four (4) weeks of paid vacation annually, in addition to Company-observed holidays.

4.3  Business Expenses

The Company shall reimburse all reasonable and documented business expenses incurred in the performance of duties, including business travel, professional memberships, conferences, mobile phone, and home office expenses.

ARTICLE V: CONFIDENTIALITY AND INTELLECTUAL PROPERTY

5.1  Confidential Information

The Executive acknowledges access to confidential and proprietary information and agrees to maintain strict confidentiality during and after employment.

5.2  Intellectual Property

All inventions, developments, and work product created during employment shall be the exclusive property of the Company.

ARTICLE VI: NON-COMPETITION AND NON-SOLICITATION

6.1  Non-Competition

During employment and for 12 months thereafter, the Executive shall not directly or indirectly engage in any business competitive with the Company’s OTC market solutions and blockchain tokenization platform.

6.2  Non-Solicitation

During employment and for 24 months thereafter, the Executive shall not solicit Company employees, customers, or partners.

6.3  Blue Pencil

If any restriction is deemed unenforceable, it shall be modified to the minimum extent necessary to make it enforceable.

ARTICLE VII: TERMINATION

7.1  Termination by the Company

A.  Without Cause

The Company may terminate without cause upon ninety (90) days’ written notice, with severance equal to:

•12 months’ base salary

•Pro-rated bonus for the year of termination

•Continued health benefits for 12 months

•Accelerated vesting of 50% of unvested equity

B.  For Cause

The Company may terminate immediately for Cause, including:

•Material breach of this Agreement or Company policies

•Violation of federal securities laws or regulations

•Conviction of a felony or crime involving moral turpitude

•Willful misconduct or gross negligence

7.2  Termination by Executive

A.  Without Good Reason

The Executive may resign upon ninety (90) days’ written notice, with no severance benefits.

B.  For Good Reason

The Executive may terminate for Good Reason (material breach by the Company, substantial diminution of duties, or required relocation) and receive severance as if terminated without cause.

7.3  Death or Disability

In the event of death or permanent disability, the Executive or estate shall receive accrued compensation, pro-rated bonus, and accelerated vesting of 50% of unvested equity.

ARTICLE VIII: INDEMNIFICATION

The Company shall indemnify and hold harmless the Executive to the fullest extent permitted by law for actions taken in good faith in the performance of duties, and shall maintain appropriate D&O insurance coverage.

ARTICLE IX: GENERAL PROVISIONS

9.1  Governing Law

This Agreement shall be governed by the laws of the State of Wyoming.

9.2  Arbitration

Any disputes shall be resolved through binding arbitration under American Arbitration Association (AAA) rules.

9.3  Entire Agreement

This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements relating to the subject matter hereof.

9.4  Amendment

CHIEF EXECUTIVE OFFICER	CHIEF LEGAL COUNSEL
Berj Abajian	Jeff Turner
Groovy Company, Inc. (GROO)	Groovy Company, Inc. (GROO)

Signature: /s/ Berj Abajian	Signature: /s/ Jeff Turner

Name:  Berj Abajian

Title:  Chief Executive Officer

Date:  January 1, 2026

EXECUTIVE

Name:  Jeff Turner

Signature:  /S/ Jeff Turner

Date:  January 1, 2026